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As filed with the Securities and Exchange Commission on March 4, 2020

Registration No. 333-236572

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 2
to

FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

INVIVO THERAPEUTICS HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or Organization)	3841 (Primary Standard Industrial Classification Code Number)	36-4528166 (I.R.S. Employer Identification No.)

One Kendall Square, Suite B14402
Cambridge, MA 02139
(617) 863-5500
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Richard Toselli, M.D.
President and Chief Executive Officer
InVivo Therapeutics Holdings Corp.
One Kendall Square, Suite B14402
Cambridge, MA 02139
(617) 863-5500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Rosemary G. Reilly, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 (617) 526-6000	Robert F. Charron, Esq. Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas New York, New York 10105 (212) 370-1300

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this registration statement is declared effective.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box:    ☒

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of "large accelerated filer," "accelerated filer," "smaller reporting company" and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☒ Emerging growth company ☐

        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act. ☐

 EXPLANATORY NOTE

        This Amendment is being filed solely for the purpose of filing Exhibits 4.10, 4.11, 4.12 and 10.26.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

        (a)   Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated October 4, 2010, by and between Design Source, Inc. and InVivo Therapeutics Holdings Corp. (incorporated by reference from Exhibit 2.2 to the Company's Current Report on Form 8-K, as filed with the SEC on October 6, 2010).

2.2	Agreement and Plan of Merger and Reorganization, dated as of October 26, 2010, by and among InVivo Therapeutics Holdings Corp. (f/k/a Design Source, Inc.), a Nevada corporation, InVivo Therapeutics Acquisition Corp., a Delaware corporation and InVivo Therapeutics Corporation, a Delaware corporation (incorporated by reference from Exhibit 2.1 to the Company's Current Report on Form 8-K, as filed with the SEC on November 1, 2010).

3.1	Articles of Incorporation of InVivo Therapeutics Holdings Corp., as amended (incorporated by reference from Exhibit 3.1 to the Company's Quarterly Report on Form 10 Q for the quarter ended June 30, 2016, as filed with the SEC on August 4, 2016).

3.2	Amended and Restated Bylaws of InVivo Therapeutics Holdings Corp. (incorporated by reference from Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, as filed with the SEC on May 6, 2016).

3.3	Certificate of Change Pursuant to NRS 78.209 filed with Nevada Secretary of State, dated April 13, 2018 (incorporated by reference from Exhibit 3.1 to the Company's Current Report on Form 8-K, as filed with the SEC on April 16, 2018).

3.4	Certificate of Amendment to Articles of Incorporation of InVivo Therapeutics Holdings Corp. (incorporated by reference from Exhibit 3.1 to the Company's Current Report on Form 8-K, as filed with the SEC June 1, 2018.)

3.5	Certificate of Amendment to Articles of Incorporation of InVivo Therapeutics Holdings Corp. (incorporated by reference from Exhibit 3.1 to the Company's Current Report on Form 8-K, as filed with the SEC January 24, 2020)

3.6	Certificate of Change Pursuant to NRS 78.209 filed with Nevada Secretary of State, dated February 10, 2020 (incorporated by reference from Exhibit 3.1 to the Company's Current Report on Form 8-K, as filed with the SEC on February 11, 2020).

4.1	Specimen Common Stock Certificate (incorporated by reference from Exhibit 4.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on February 20, 2020).

4.3	Form of Warrant of InVivo Therapeutics Holdings Corp. (incorporated by reference from Exhibit 4.1 to the Company's Current Report on Form 8-K, as filed with the SEC on May 6, 2014).

4.4	Form of Warrant Agreement (incorporated by reference from Exhibit 4.1 to the Company's Current Report on Form 8-K, as filed with the SEC on March 3, 2016).

Exhibit No.		Description
4.5		Form of Series A Warrant (incorporated by reference from Exhibit 4.5 to the Company's Registration Statement on Form S-1/A (File No. 333-224424) as filed with the SEC on June 14, 2018).

4.6		Amendment to Warrant Agency Agreement, by and between InVivo Therapeutics Holdings Corp. and Continental Stock Transfer & Trust Company, as Warrant Agent, dated September 27, 2018 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, as filed with the SEC on September 28, 2018).

4.7		Second Amendment to Warrant Agency Agreement and Warrant, by and between InVivo Therapeutics Holdings Corp. and Continental Stock Transfer & Trust Company, as Warrant Agent, dated November 20, 2019 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, as filed with the SEC on November 21, 2019).

4.8		Form of Series A Warrant, as amended (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K, as filed with the SEC on November 21, 2019).

4.9		Form of Placement Agent Warrant of InVivo Therapeutics Holdings Corp. (incorporated by reference from Exhibit 4.1 to the Company's Current Report on Form 8-K, as filed with the SEC January 24, 2020).

4.10	+	Form of Series A Warrant.

4.11	+	Form of Series B Pre-Funded Warrant.

4.12	+	Form of Placement Agent Warrant.

5.1	†	Opinion of Ballard Spahr LLP

10.1	*	InVivo Therapeutics Corp. 2007 Employee, Director and Consultant Stock Plan (incorporated by reference from Exhibit 10.9 to the Company's Current Report on Form 8-K, as filed with the SEC on November 1, 2010).

10.2(i)	*	Form of Incentive Stock Option Agreement by and between InVivo Therapeutics Corp. and participants under the 2007 Employee, Director and Consultant Stock Plan (incorporated by reference from Exhibit 10.11(i) to the Company's Current Report on Form 8-K, as filed with the SEC on November 1, 2010).

10.2(ii)	*	Form of Non-Qualified Stock Option Agreement by and between InVivo Therapeutics Corp. and participants under the 2007 Employee, Director and Consultant Stock Plan (incorporated by reference from Exhibit 10.11(ii) to the Company's Current Report on Form 8-K, as filed with the SEC on November 1, 2010).

10.3	*	InVivo Therapeutics Holdings Corp. 2010 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to the Company's Schedule 14A Proxy Statement, as filed with the SEC on April 19, 2013).

10.4(i)	*	Form of Incentive Stock Option Agreement by and between InVivo Therapeutics Holdings Corp. and participants under the 2010 Equity Incentive Plan (incorporated by reference from Exhibit 10.12(i) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC on March 24, 2011).

10.4(ii)	*	Form of Non-Qualified Stock Option Agreement by and between InVivo Therapeutics Holdings Corp. and participants under the 2010 Equity Incentive Plan (incorporated by reference from Exhibit 10.12(ii) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC on March 24, 2011).

Exhibit No.		Description
10.5		Form of Scientific Advisory Board Agreement entered into by InVivo Therapeutics Corp. (incorporated by reference from Exhibit 10.13 to the Company's Current Report on Form 8-K, as filed with the SEC on November 1, 2010).

10.6		Exclusive License Agreement dated July 2007 between InVivo Therapeutics Corporation and Children's Medical Center Corporation (incorporated by reference from Exhibit 10.1 to Amendment No. 2 to the Company's Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2011, as filed with the SEC on July 18, 2011).

10.7		Amendment One to the Exclusive License, dated May 12, 2011, by and between Children's Medical Center Corporation and InVivo Therapeutics Corporation (incorporated by reference from Exhibit 10.22 to the Amendment No. 4 to the Company's Registration Statement on Form S-1/A (File No. 333-171998), as filed with the SEC on July 19, 2011).

10.8		Amendment Two to the Exclusive License, dated August 29, 2017, by and between Children's Medical Center Corporation and InVivo Therapeutics Corporation (incorporated by reference from Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2017, as filed with the SEC on January 3, 2018).

10.9		Form of Indemnification Agreement (for directors and officers) (incorporated by reference from Exhibit 10.19 to the Company's Registration Statement on Form S-1 (File No. 333-171998), as filed with the SEC on February 1, 2011).

10.10		Lease Agreement, dated November 30, 2011, between InVivo Therapeutics Corporation and RB Kendall Fee, LLC (incorporated by reference from Exhibit 10.25 to the Company's Registration Statement on Form S-1 (File No. 333-178584), as filed with the SEC on December 16, 2011).

10.11		Lease Guaranty, dated November 30, 2011, by InVivo Therapeutics Holdings Corp. (incorporated by reference from Exhibit 10.26 to the Company's Registration Statement on Form S-1 (File No. 333-178584), as filed with the SEC on December 16, 2011).

10.12		First Amendment of Lease between InVivo Therapeutics Corporation and RB Kendall Fee, LLC, dated September 17, 2012 (incorporated by reference from Exhibit 10.31 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC on March 12, 2013).

10.13		Second Amendment of Lease between InVivo Therapeutics Corporation and RB Kendall Fee, LLC, dated October 31, 2017 (incorporated by reference from Exhibit 10.13 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the SEC on March 12, 2018).

10.14	*	InVivo Therapeutics Holdings Corp. Employee Stock Purchase Plan (incorporated by reference from Exhibit 10.1 to the Company's Current Report on Form 8-K, as filed with the SEC on June 16, 2015).

10.15	*	InVivo Therapeutics Holdings Corp. 2015 Equity Incentive Plan (incorporated by reference from Exhibit 10.15 to the Company's Annual Report on Form 10-K or the fiscal year ended December 31, 2019, as filed with the SEC on February 20, 2020).

10.17	*	Consulting Agreement, dated June 29, 2017, by and between InVivo Therapeutics Holdings Corp. and Richard Toselli, M.D. (incorporated by reference from Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, as filed with the SEC on August 8, 2017).

Exhibit No.		Description

10.18	*	Employment Agreement, dated December 18, 2017, by and between Richard Toselli and InVivo Therapeutics Holdings Corp. (incorporated by reference from Exhibit 10.27 to the Company's Registration Statement on Form S-1/A (File No. 333-222738) as filed with the SEC on February 9, 2018.)

10.19		Assignment and Assumption of Lease and Consent at Landlord, dated May 3, 2018 by and among Shiseido Americas Corporation, ARE-MA Region No. 59 LLC and InVivo Therapeutics Holdings Corp. (incorporated by reference from Exhibit 10.34 to the Company's Registration Statement on Form S-1/A (File No. 333- 224424) as filed with the SEC on June 14, 2018).

10.20		Sublease, dated May 3, 2018, by and between Shiseido Americas Corporation and InVivo Therapeutics Holdings Corp.(incorporated by reference from Exhibit 10.35 to the Company's Registration Statement on Form S-1/A (File No. 333- 224424) as filed with the SEC on June 14, 2018).

10.21	*	Amendment to Employment Agreement, by and between InVivo Therapeutics Holdings Corp. and Richard Toselli, dated October 1, 2018 (incorporated by reference from Exhibit 10.1 to the Company's Current Report on Form 8-K, as filed with the SEC on October 5, 2018).

10.22	*	Employment Agreement, dated December 24, 2018, between the Company and Richard Christopher (incorporated by reference from Exhibit 10.1 to the Company's Current Report on Form 8-K, as filed with the SEC on January 14, 2019).

10.23	*	Nonstatutory Stock Option Agreement, dated January 14, 2019, between the Company and Richard Christopher (incorporated by reference from Exhibit 10.2 to the Company's Current Report on Form 8-K, as filed with the SEC on January 14, 2019).

10.24	*	Form of Restricted Stock Agreement under the Company's 2015 Equity Incentive Plan (incorporated by reference from Exhibit 10.1 to the Company's Current Report on Form 8-K, as filed with the SEC on September 27, 2019).

10.25	*	Form of Restricted Stock Unit Agreement under the Company's 2015 Equity Incentive Plan (incorporated by reference from Exhibit 10.25 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on February 20, 2020).

10.26	+	Form of Securities Purchase Agreement.

21.1		Subsidiaries of InVivo Therapeutics Holdings Corp. (incorporated by reference from Exhibit 21.1 to the Company's Current Report on Form 8-K, as filed with the SEC on November 1, 2010).

23.1	†	Consent of RSM US LLP

23.2	†	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

24.1	†	Power of Attorney (contained on the signature page to the Registration Statement).

*
Indicates a management contract or compensatory plan or arrangement.

+
Filed herewith.

†
Previously filed.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on March 4, 2020.

INVIVO THERAPEUTICS HOLDINGS CORP.
Date: March 4, 2020	By:	/s/ RICHARD TOSELLI Richard Toselli President and Chief Executive Officer (Principal Executive Officer)
Date: March 4, 2020	By:	/s/ RICHARD CHRISTOPHER Richard Christopher Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

        In accordance with the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to Registration Statement was signed by the following persons in the capacities and on the dates stated:

Signature	Title	Date

/s/ RICHARD TOSELLI /s/ Richard Toselli	President and Chief Executive Officer (Principal Executive Officer) and Director	March 4, 2020
/s/ RICHARD CHRISTOPHER Richard Christopher	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	March 4, 2020
* C. Ann Merrifield	Director	March 4, 2020
* Daniel R. Marshak	Director	March 4, 2020
* Christina Morrison	Director	March 4, 2020

Signature		Title	Date

* Richard J. Roberts		Director	March 4, 2020
* Robert J. Rosenthal		Director	March 4, 2020
*By:	/s/ RICHARD TOSELLI Richard Toselli Attorney-in-fact

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EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.
SIGNATURES